United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 26, 2010 (May 13, 2010)

Applied Signal Technology, Inc. (Exact name of registrant as specified in its charter)
California (State or other jurisdiction of incorporation or organization)	000-21236 (Commission file number)	77-0015491 (I.R.S. Employer Identification No.)
400 West California Ave., Sunnyvale, CA 94086 (Address of principal executive offices)
(408) 749-1888 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

As previously disclosed, in August 2008 a stockholder derivative suit was filed against Applied Signal, Inc. (the “Company”) itself, as a nominal defendant, and several of the Company’s current and former directors and officers in the Santa Clara County (California) Superior Court (the “Court”), Case No. 108 CV 119810 (the “Derivative Action”).

The plaintiff in the Derivative Action alleges that certain of the Company’s current or former management breached fiduciary duties to the company and violated certain laws by causing the Company to issue false and misleading financial statements, failed to maintain appropriate internal controls, and utilized material non-public information for personal benefit, and that as a result those officers and directors are liable to the Company.

On April 14, 2010, certain parties to the Derivative Action, including the plaintiff, executed a Stipulation of Settlement (the “Stipulation”), and such document was filed with the Court. On May 13, 2010, the Court entered an order preliminarily approving the proposed settlement and setting forth a process and scheduling a hearing for consideration of final approval of the proposed settlement (the “Preliminary Order”). The hearing for final approval is presently scheduled for at July 9, 2010 at 9:00 a.m. in Courtroom 8C (191 North First St., San Jose California) before the Hon. Joseph H. Huber, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; and (2) whether the Derivative Action should be dismissed on the merits and with prejudice.

Pursuant to the Preliminary Order, the Company is filing this Form 8-K with the Stipulation of Settlement attached hereto as Exhibit 99.1 and the Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon attached hereto as Exhibit 99.2.

The proposed settlement remains subject to final approval of the Court.

Item 9.01: Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Stipulation of Settlement
99.2	Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2010	Applied Signal Technology, Inc.
By: /s/ James E Doyle James E. Doyle Chief Financial Officer

Exhibit 99.1 Stipulation of Settlement

KAPLAN FOX & KILSHEIMER LLP
Laurence D. King SBN 206423
Linda M. Fong SBN 124232
San Francisco, CA
350 Sansome Street, Suite 400
San Francisco, CA 94104
Telephone: (415) 772-4700
Fax: (415) 772-4707

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
Eric L. Zagar SBN 250519
Michael J. Hynes
Jesse Fuchs-Simon
280 King of Prussia Road
Radnor, PA 19087
Phone: (610) 667-7706
Fax: (610) 667-7056
Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF SANTA CLARA

Howard C. Shoemaker, Derivatively on Behalf of Nominal Defendant APPLIED SIGNAL TECHNOLOGY, INC.,

Plaintiff,

v.

JOHN P. DEVINE, DAVID D. ELLIMAN, MILTON E. COOPER, MARIE S. MINTON, JOHN R. TREICHLER, ROBERT J. RICHARDSON, GARY L. YANCEY, JAMES E. DOYLE and STUART G. WHITTELSEY,

Defendants,

and

APPLIED SIGNAL TECHNOLOGY, INC.,

Nominal Defendant.

Case No. 108 CV 119810 STIPULATION OF SETTLEMENT

This Stipulation of Settlement,1 dated April 14, 2010 (“Stipulation”), is made and entered into by and among the following Settling Parties, each by and through their respective counsel: (i) Plaintiff, Howard C. Shoemaker, on behalf of himself and derivatively on behalf of nominal defendant Applied Signal Technology, Inc. (“Applied Signal” or the “Company”); (ii) Applied Signal; and (iii) the Individual Defendants. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims, upon and subject to the terms and conditions hereof.

1 Unless otherwise specifically defined, all capitalized terms used herein shall be defined in Section V.1.

I. INTRODUCTION

On August 12, 2008, Plaintiff, through his counsel Barroway Topaz Kessler Meltzer & Check, LLP, commenced this action against the Individual Defendants and on behalf of nominal defendant Applied Signal by filing the Verified Shareholder Derivative Complaint (the “Complaint”). In the Complaint, Plaintiff alleged that the Individual Defendants breached their fiduciary duties to the Company by knowingly issuing materially false and misleading financial statements that failed to disclose stop-work orders that the Company had received, and the stop work orders’ effect on the Company’s reported financial statements.

In addition to the Action, a securities class action (the “Class Action”) captioned In re Applied Signal Technology, Inc. Securities Litigation, No. C 05-1027 (SBA) was pending in the United States District Court for the Northern District of California, Oakland Division, and alleged that Applied Signal and certain of its executive officers misrepresented certain information regarding Applied Signal’s financial performance and its systems of internal controls. Class Action Defendants’ Motion to Dismiss the Class Action complaint was granted on February 28, 2006.  Class Action Plaintiffs appealed the decision granting Class Action Defendants’ Motion to Dismiss the Complaint in the U.S. Court of Appeals for the Ninth Circuit. On June 5, 2008, the court issued a decision reversing the Northern District of California's Order granting Class Action Defendants’ Motion to Dismiss the Complaint finding that the Class Action Plaintiffs had plead with sufficient particularity a strong inference of fraudulent intent as required by the Private Securities Litigation Reform Act.

Applied Signal and Individual Defendants separately filed demurrers to the Complaint on October 10, 2008. Applied Signal asserted that Plaintiff’s Complaint failed to properly allege demand futility and to properly state a cause of action. Similarly, Individual Defendants asserted that Plaintiff’s Complaint failed to properly state a cause of action. On November 14, 2008, Plaintiff filed separately his memoranda of points and authorities in opposition to Defendants’ demurrers, to which Applied Signal and Individual Defendants separately filed reply memoranda on December 5, 2008.

On January 8, 2009, Plaintiff served upon Defendants’ counsel Plaintiff’s First Request for Production of Documents.

On January 9, 2009, the Court heard oral argument on Defendants’ demurrers to Plaintiff’s Complaint. Also on January 9, 2009, the Court issued a written opinion pursuant to which it sustained Defendants’ demurrers to the Complaint, but granted Plaintiff 20 days leave to file an amended complaint.

On January 27, 2009, the Settling Parties submitted to the Court a Stipulation and (Proposed) Order Extending Time to File Amended Complaint in order to permit the Settling Parties an opportunity to participate in a mediation session, in connection with the Class Action, on January 30, 2009 in an effort to amicably resolve both actions. The Court entered the proposed stipulation as an Order on January 28, 2009.

On January 30, 2009, the Settling Parties attended a mediation session in New York, New York before Hon. Daniel Weinstein (Ret.). Although the Settling Parties did not resolve the Action at the mediation, the Settling Parties agreed to resume settlement discussions and all parties continued to work collaboratively to resolve the Action and Class Action.

On February 17, 2009, Defendants served upon Plaintiff’s Counsel Defendants’ Response to Plaintiff’s First Request for Production of Documents. Defendants did not produce any documents at this time.

During the week of March 16, 2009, counsel for the Settling Parties engaged in discussions concerning documents and other materials that Defendants would produce to Plaintiff in furtherance of the Settling Parties ongoing settlement negotiations. On April 9, 2009, Defendants’ counsel produced to Plaintiff’s Counsel certain Applied Signal corporate governance documents and other materials.

On March 26, 2009, the parties to the Class Action entered into a Stipulation of Settlement of the Class Action. The settlement of the Class Action received preliminary approval from the Federal Court on May 22, 2009 and received final approval on July 28, 2009.

In the meantime, the Settling Parties continued to engage in protracted good faith, arm’s-length negotiations concerning a possible resolution of the Action. These negotiations included the exchange of multiple proposals regarding the implementation of possible corporate governance measures and numerous discussions regarding the subject. The parties continued to engage in further arm’s-length negotiations, eventually resulting in this Stipulation of Settlement, along with the related settlement papers.

II. PLAINTIFF'S RESEARCH AND INVESTIGATION

Plaintiff states that he, through Plaintiff’s Counsel, conducted an extensive investigation during the development and prosecution of the Action. Plaintiff further states that this investigation included, inter alia, (1) inspecting, reviewing and analyzing the Company’s financial filings and other documents produced to Plaintiff’s Counsel; (2) researching corporate governance issues; (3) participating in numerous in-person and telephonic meetings with Defendants’ Counsel; and (4) researching the applicable law with respect to the claims asserted in the Complaint and the potential defenses thereto.

III. PLAINTIFF'S POSITION REGARDING SETTLEMENT

Plaintiff believes that the claims asserted in the Action have merit and that his Counsel’s investigation supports the claims asserted. However, Plaintiff recognizes and acknowledges the expense and length of continued proceedings necessary to prosecute the Action against Defendants through trial and appeals. Plaintiff has also taken into account the uncertain outcome and the risk of any litigation, especially in complex shareholder litigation such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff’s Counsel are also mindful of the inherent problems of proof under, and possible defenses to, the violations asserted in the Action. Based on these considerations, among others, Plaintiff believes that the Settlement confers substantial benefits upon Applied Signal and Applied Signal Stockholders and is in the best interests of Applied Signal and Applied Signal Stockholders.

IV. DEFENDANTS’ DENIAL OF LIABILITY

Defendants have denied and continue to deny each and all of the claims alleged by Plaintiff in the Action. Nonetheless, Defendants have concluded that further litigation of the Action would be protracted and expensive and that it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Defendants are entering into this Stipulation solely because the proposed Settlement would eliminate the burden and expense of further litigation, and without admitting any liability whatsoever.

V. TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by Plaintiff (for himself and derivatively on behalf of Applied Signal) and Defendants, by and through their respective counsel or attorneys of record, as follows:

1. Definitions

As used in this Stipulation, the following terms have the meanings specified below:

1.1 “Action” means the action captioned Shoemaker v. Devine, et al, Case No. 108 CV 119810, currently pending in the Court.

1.2 “Applied Signal” means Applied Signal Technology, Inc.

1.3 “Applied Signal Stockholder” or “Applied Signal Stockholders” means all record and beneficial owners of Applied Signal common stock on or before the date of the Stipulation of Settlement.

1.4 “Court” means the Superior Court of California, County of Santa Clara.

1.5 “Defendants” means the Individual Defendants and nominal defendant Applied Signal.

1.6 “Effective Date” means the first date by which all of the events and conditions specified in ¶ 6.1 of the Stipulation have been met and have occurred.

1.7 “Final” means the time when the Judgment has not been reversed, vacated, or modified in any way, and is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process, or because the passage of time for seeking appellate review. More specifically, it is that situation when: (1) either no appeal has been filed and the time has expired for any notice of appeal to be timely filed in the Action; or (2) an appeal has been filed and the court of appeals has either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has expired; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

1.8 “Individual Defendants” means: John P. Devine, David D. Elliman, Milton E. Cooper, Marie S. Minton, John R. Treichler, Robert J. Richardson, Gary L. Yancey, James E. Doyle, and Stuart G. Whittelsey.

1.9 “Judgment” means the Final Judgment and Order of Dismissal to be rendered by the Court, substantially in the form attached hereto as Exhibit B.

1.10 “Notice” means the Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon, substantially in the form attached hereto as Exhibit C.

1.11 “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.12 “Plaintiff” means Howard C. Shoemaker.

1.13 “Plaintiff’s Counsel” means Barroway Topaz Kessler Meltzer & Check, LLP, and Kaplan Fox & Kilsheimer LLP.

1.14 “Preliminary Approval Order” means the proposed Order preliminarily approving the Settlement and ordering the dissemination of Notice, substantially in the form attached hereto as Exhibit A.

1.15 “Related Parties” means each of the Defendant’s past or present employees, officers, directors and representatives, as well as counsel retained in connection with the Action, and all past or present officers, directors, employees, agents, attorneys, insurers, professional advisors, financial advisors, accountants, auditors, representatives, affiliates and associates of Applied Signal, and their heirs, executors, administrators, successors and assigns.

1.16 “Released Claims” shall collectively mean and include any and all claims for relief or causes of action, known or unknown, that have been or could have been asserted in the Action by Plaintiff, by Applied Signal or by any Applied Signal Stockholder derivatively on behalf of Applied Signal, against the Released Persons arising out of or relating to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Action through the date of this Stipulation of Settlement. Released Claims shall be deemed to include Unknown Claims arising out of or relating to the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act which were alleged or could have been alleged in the Action through the date of this Stipulation.

1.17 “Released Persons” means Applied Signal and the Individual Defendants, and their respective Related Parties.

1.18 “Settlement” means the proposed settlement and compromise of the Action as provided for herein.

1.19 “Settling Parties” means, collectively, each of Defendants and Plaintiff.

1.20 “Unknown Claims” means any Released Claim which Plaintiff, Applied Signal or any Applied Signal Stockholder do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this Settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, Plaintiff and Applied Signal shall expressly waive and each of the Applied Signal Stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Upon the Effective Date, Plaintiff and Applied Signal shall expressly waive, and each of the Applied Signal Stockholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code § 1542. Plaintiff, Applied Signal and Applied Signal Stockholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, Plaintiff and Applied Signal shall expressly settle and release, and each Applied Signal Stockholder, shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Applied Signal Stockholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the Settlement of which this release is a part.

2. Settlement of the Action

2.1 As a result of the filing, prosecution and Settlement of the Action, Applied Signal shall adopt the below-referenced “Corporate Governance Policies,” which include measures that directly address the main underlying issue in the Action. Applied Signal acknowledges and agrees that the Action was a material factor in the implementation of the Corporate Governance Policies. Applied Signal has approved the Settlement and acknowledges that the Settlement, and the below listed corporate governance measures, provide a substantial benefit to Applied Signal and its shareholders.

1.	The Company will put in place the following formal procedures for tracking the Company’s backlog and any stop-work orders it receives:
	a.	the Company’s cost-control manager shall have responsibility for compiling Applied Signal’s backlog figures;
	b.	the cost-control manager shall compile the backlog figures by obtaining backlog information directly from the Company’s contract managers and contract analysts;
	c.	the cost-control manager shall then analyze the information he or she receives from the information he or she receives from the contract managers and contract analysts and supply the information regarding the backlog figures and any stop-work orders to the Disclosure Committee for the Board; and
	d.	the Disclosure Committee will then inform the Board regarding the proper disclosures to be made if any, with regard to the Company’s backlog figures and any stop-work orders.
2.	The Board’s Audit Committee shall meet independently and in a separate session from the Board’s regular and/or special meetings at least four (4) times per fiscal year.
3.	The Draft Agenda for all regularly scheduled Board and Board Committee meetings shall be disseminated to the expected attendees of such meetings no later than 48 hours prior to such meetings.
4.	The minutes of the Board, and all Board committees, shall be kept by the Company for at least five (5) years
5.	The Company shall publish its Articles of Incorporation in the “Corporate Governance” section of the Company’s website.
6.	The Company shall publish its by-laws in the “Corporate Governance Section of the Company’s website.

3. Settlement Procedure

3.1 No later than April 14, 2010, the Settling Parties shall submit this Stipulation and its Exhibits to the Court and apply for entry of the Preliminary Approval Order, substantially in the form of Exhibit A hereto, requesting preliminary approval of the Settlement set forth in the Stipulation.

3.2 Applied Signal shall cause dissemination of Notice substantially in the form of Exhibit C hereto to its shareholders through the filing of a Form 8-K with the Securities and Exchange Commission and by issuing a press release informing Applied Signal shareholders of the Settlement to be released through Investor’s Business Daily, or as otherwise directed by the Court. Any costs of administering and providing Notice shall be paid by the Company.

3.3 Plaintiff will request that after Notice is provided, the Court hold a hearing (the “Settlement Hearing”) to approve the Settlement of the Action as set forth herein. At or after the Settlement Hearing, Plaintiff will also request the Court to approve payment of Plaintiff’s Counsel’s attorneys’ fees and expenses in the amount negotiated by the parties following negotiation of the terms of the Settlement.

4. Releases

4.1 Upon the Effective Date, Applied Signal and Plaintiff (acting on his own behalf and, derivatively on behalf of Applied Signal) and each of the Applied Signal Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons, and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Action. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.2 Upon the Effective Date, each of the Defendants shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged Plaintiff and Plaintiff’s Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Action or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5. Plaintiff’s Counsel’s Attorneys’ Fees and Expenses

5.1 After negotiation of the material terms of the Settlement, Plaintiff and the Company negotiated the attorneys’ fees that Applied Signal would pay to Plaintiff’s Counsel. As a result of those arm’s-length negotiations, Applied Signal’s insurer has agreed to pay $175,000 (the “Fee Award”) to Plaintiff’s Counsel for their fees and expenses, subject to Court approval.

5.2 Within ten (10) business days of issuance of an Order by the Court approving the Settlement, Applied Signal will cause its insurer to make payment of the attorneys’ fees and expenses approved by the Court to Barroway Topaz Kessler Meltzer & Check, LLP as receiving agent for Plaintiff’s Counsel.

5.3 Plaintiff's Counsel shall repay to Applied Signal’s insurer, within ten (10) business days, the attorneys' fees and expenses finally approved by the Court, if, as a result of any order of the Court, appeal and/or further proceedings on remand, or successful collateral attack, the fee award is reversed or modified or the Settlement does not ultimately become effective and all Plaintiff's Counsel who receive any payment of attorneys' fees or expenses agree that, the provisions of paragraph 6.2 notwithstanding, they accept payment subject to the joint and several obligation of each and every Plaintiff's Counsel receiving payments to make any such necessary repayment to Applied Signal's insurer of the entire amount as required by this paragraph.

6. Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1 The Effective Date of this Stipulation shall be conditioned on the occurrence of all of the following events:

(a) The Court has entered the Preliminary Approval Order, substantially in the form of Exhibit A hereto, preliminarily approving the Settlement;

(b) Notice has been disseminated in accordance with the terms of this Stipulation, or as otherwise directed by the Court;

(c) The Court has entered the Judgment, substantially in the form of Exhibit B hereto, approving the Settlement; and

(d) The Judgment has become Final.

6.2 If any of the remaining conditions specified in ¶6.1 are not met, then this Stipulation shall be cancelled and terminated unless Plaintiff’s Counsel and counsel for Defendants mutually agree in writing to proceed with the Stipulation.

6.3 In the event that the Stipulation or Settlement is not approved by the Court, or the Settlement is terminated for any reason, the Settling Parties shall be restored to their respective positions as of the date of the execution of this Stipulation, and all negotiations, proceedings, documents prepared and statements made in connection herewith shall be without prejudice to the Settling Parties, shall not be deemed or construed to be an admission by a Settling Party of any act, matter, or proposition and shall not be used in any manner for any purpose in any subsequent proceeding in the Action or in any other action or proceeding.

7. Miscellaneous Provisions

7.1 The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of this Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of this Stipulation.

7.2 The Settling Parties intend this Settlement to be a final and complete resolution of all disputes between them with respect to the Action. The Settlement compromises claims that are contested and shall not be deemed an admission by any of the Settling Parties as to the merits of any claim, allegation or defense. Plaintiff and Defendants further agree that the claims are being settled voluntarily after consultation with competent legal counsel.

7.3 Neither this Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, jurisdiction over, fault, wrongdoing or liability of Defendants or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other Person in any other actions or proceedings, whether civil, criminal or administrative. The Released Parties may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

7.4 The Exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.5 This Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.6 This Stipulation and the Exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its Exhibits other than the representations, warranties and covenants contained and memorialized in such documents. Except as otherwise provided herein, each of the Settling Parties shall bear its own costs.

7.7 Plaintiff’s Counsel, derivatively on behalf of Applied Signal, is expressly authorized by Plaintiff to take all appropriate action required or permitted to be taken pursuant to this Stipulation to effectuate its terms and also are expressly authorized by Plaintiff to enter into any modifications or amendments to this Stipulation which it deems appropriate on behalf of Plaintiff.

7.8 Each counsel or other Person executing this Stipulation or its Exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so on behalf of that Settling Party. Moreover, each Settling Party hereby warrants that such Person has the full authority to enter into this Stipulation.

7.9 This Stipulation may be executed in one or more counterparts. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof shall be filed with the appropriate Court.

7.10 This Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Settling Parties and the Released Persons.

7.11 The Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

7.12 This Stipulation and the Exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to this Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice-of-law principles.

7.13 IN WITNESS WHEREOF, the Settling Parties have caused this Stipulation to be executed by themselves and/or their duly authorized attorneys.

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP

_________________________
Eric L. Zagar SBN 250519
Michael J. Hynes
Jesse Fuchs-Simon
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Fax: (610) 667-7056

Kaplan Fox & Kilsheimer LLP

_________________________
Laurence D. King SBN 206423
Linda M. Fong SBN 124232
San Francisco, CA
350 Sansome Street, Suite 400
San Francisco, CA 94104
Telephone: (415) 772-4700
Fax: (415) 772-4707

Attorneys for Plaintiff

_________________________
Howard C. Shoemaker
Plaintiff

DLA PIPER LLP (US)

_________________________
Shirli F. Weiss SBN 079225
David Priebe SBN 148679
Rajiv Dharnidharka SBN 234756
2000 University Avenue
East Palo Alto, CA 94303-2214
Telephone: 650.833.2000
Facsimile: 650.833.2001

Attorneys for Defendants

Exhibit 99.2 Notice of Proposed Settlement of Shareholder Derivative Action and Hearing Thereon

SUPERIOR COURT OF THE STATE OF CALIFORNIA
COUNTY OF SANTA CLARA

Howard C. Shoemaker, Derivatively on

Behalf of Nominal Defendant APPLIED SIGNAL TECHNOLOGY, INC.,

Plaintiff,

v.

JOHN P. DEVINE, DAVID D. ELLIMAN, MILTON E. COOPER, MARIE S. MINTON, JOHN R. TREICHLER, ROBERT J. RICHARDSON, GARY L. YANCEY, JAMES E. DOYLE and STUART G. WHITTELSEY,

Defendants,

and

APPLIED SIGNAL TECHNOLOGY, INC.,

Nominal Defendant.

Case No. 108 CV 119810 NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND HEARING THEREON

TO: ALL CURRENT RECORDHOLDERS AND BENEFICIAL OWNERS OF APPLIED SIGNAL TECHNOLOGY, INC. (“APPLEID SIGNAL” OR THE “COMPANY”) COMMON STOCK AS OF APRIL 14, 2010

THIS NOTICE IS GIVEN pursuant to an Order of the Superior Court of the State of California, County of Santa Clara (the “Court”), dated May 13, 2010, in the above captioned putative derivative action (the “Litigation” or “Action”). Plaintiff brought claims in the Litigation and sought to pursue them derivatively on behalf of Applied Signal Technology, Inc. (“Applied Signal” or the “Company”).

YOU ARE HEREBY NOTIFIED that the above-captioned Litigation is being settled on the terms set forth in a Stipulation of Settlement dated April 14, 2010 (the “Stipulation”).1 The proposed Settlement, which is subject to Court Approval, consists of (1) the adoption and/or implementation of a variety of corporate governance measures, including measures that relate to and address the underlying issue in the Action; and (2) the payment of Plaintiff’s Counsel’s attorneys’ fees and expenses in the amount of $175,000.

1 This notice should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and attached to the Company’s Current Report on the Company’s Form 8-K filed with the United States Securities and Exchange Commission on May 26, 2010. All capitalized terms herein have the same meanings as set forth in the Stipulation.

IF YOU ARE A CURRENT OWNER OF APPLIED SIGNAL COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. PLEASE NOTE, HOWEVER, THAT BECAUSE THIS IS A SHAREHOLDER DERIVATIVE ACTION AND NOT A CLASS ACTION, NO INDIVIDUAL STOCKHOLDER HAS A RIGHT TO BE COMPENSATED AS A RESULT OF THE PROPOSED SETTLEMENT.

On July 9, 2010 at 9:00 am., a hearing (the “Settlement Hearing”) will be held before the Honorable Joseph Huber, in Courtroom 8C, located on the 3rd Floor of 191 N. First Street, Santa Clara, CA 95113, to determine: (1) whether the terms of the Settlement should be approved as fair, reasonable and adequate; and (2) whether the Litigation should be dismissed on the merits and with prejudice.

Any shareholder of Applied Signal shall have the right to appear and to be heard at the Settlement Hearing, provided that he, she, or it was a shareholder of record or beneficial owner as of April 14, 2010. Any shareholder of Applied Signal who satisfies this requirement may enter an appearance through counsel of such shareholder’s own choosing and at such member’s own expense or may appear on their own. Any shareholder of Applied Signal wishing to lodge an objection to the Settlement must do so no later than 15 days prior to the date of the Settlement Hearing. Such shareholder must mail to the Court and deliver to Plaintiff’s Counsel a written notice of objection, their ground for opposing the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Applied Signal.

If you wish to object to the Settlement, you must mail a written objection setting forth the grounds for such an objection to the Court on or before June 25, 2010 with service on the following party:

Counsel for Plaintiff

Michael J. Hynes
BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP
280 King of Prussia Road
Radnor, PA 19087

Inquiries may be made to Plaintiff’s Counsel: Michael J. Hynes, 280 King of Prussia Road, Radnor, PA 19087; telephone (610) 667-7706.

DATED May 13, 2010	BY ORDER OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA